Contact:	Michael Kirshbaum	The Advisory Board Company
	Chief Financial Officer	2445 M Street, N.W.
	202.266.5876	Washington, D.C. 20037
	jacobsg@advisory.com	www.advisoryboardcompany.com

THE ADVISORY BOARD COMPANY REPORTS
FISCAL YEAR 2007 FIRST QUARTER RESULTS

Company Reports Quarterly Revenues of $44.2 Million and 18% Contract Value Growth;
Announces Launch of Supply Chain Performance Program

WASHINGTON, D.C. — (August 1, 2006) – The Advisory Board Company (NASDAQ:ABCO) today announced financial results for the first quarter of its fiscal year ending March 31, 2007. For the quarter, revenues increased 14% to $44.2 million, from $38.7 million for the first quarter of fiscal year 2006. Net income was $6.5 million, or $0.33 per diluted share, compared to $6.7 million, or $0.34 per diluted share, for the same period a year ago. Contract value grew 18% to $180.5 million as of June 30, 2006, up from $153.5 million as of June 30, 2005.

Effective April 2006, the Company adopted Statement of Financial Accounting Standards No. 123R (SFAS No. 123R), which provides the accounting rules for share-based compensation. In addition, in February 2006, the Company received notification that it had been certified as a Qualified High Technology Company (QHTC) for income tax purposes. To analyze results on a comparable basis to the prior year, the Company’s management uses and is providing adjusted financial results, including adjusted net income and earnings per diluted share that excludes share-based compensation expense and employer taxes paid in connection with exercises of employee stock options. The adjusted results for all periods presented also include effective income tax rates calculated assuming adoption of the provisions of SFAS No. 123R and the Company’s certification as a QHTC.

Including the adjustments discussed above, adjusted net income for the first quarter of fiscal year 2007 was $8.6 million, up 18% from $7.3 million for the first quarter of fiscal year 2006. Adjusted earnings per diluted share for the first quarter of fiscal year 2007 was $0.44, an increase of 19% from $0.37 in the same quarter in the prior year. A reconciliation of the Company’s reported and adjusted results is set forth in the financial highlights table included below.

Frank Williams, Chairman and Chief Executive Officer of The Advisory Board Company, commented, “We are very pleased with our first quarter performance which was ahead of our expectations. Our recently reported member renewal rate of 90% provided a strong platform entering fiscal year 2007, and our contract value growth of 18% this quarter is an indicator of the membership’s strong attachment to our research agendas, as well as the tangible strategic and operational impact of our best practices research programs. Our growth continues to be driven by our success in cross-selling existing programs to our current members and robust new program launches, as well as price increases on existing programs and the addition of new institutions to our membership base.”

He added, “I am also pleased to announce our latest launch, the Supply Chain Performance Program. Rooted in research feedback from member CFOs, this new membership brings greater transparency and discipline to the health care supply chain by providing hospitals with unprecedented access to information and best practices on supply costs, vendor utilization and negotiation, and physician enfranchisement in supply reform. Through best practice research, performance improvement analysis, and a robust, web-based analytical tool, the program aims to hardwire optimum performance in supply cost controls, contract compliance, vendor negotiations and supply reform. As always, this program benefited from the advice and guidance of a stellar group of charter members, including Baptist Health Care Corporation, Adena Health System, Tri-City Medical Center, Bronson Healthcare Group, Jupiter Medical Center and Bay Medical Center.”

Williams continued, “With our extensive membership network, close relationships with the country’s health system executives, and deep understanding of health care’s most urgent challenges, we believe that the Advisory Board value proposition has never been more compelling. Through our cost-effective membership model, we continue to deliver research, education and tools that enhance our members’ strategic, operational, and financial performance, strengthening our position as the trusted advisor to the health care industry.”

Share Repurchase

During the three months ended June 30, 2006, the Company repurchased 162,000 shares of its common stock at a total cost of approximately $8.5 million. To date, the Company has repurchased 2,485,442 shares at a total cost of approximately $97.7 million and has $52.3 million available under the program for future share repurchases. Repurchases will continue to be made in open market and privately negotiated transactions subject to market conditions. No minimum number of shares has been fixed. The Company is funding its share repurchases with cash on hand and cash generated from operations.

Outlook for Remainder of Calendar Year 2006

The Company reiterated its annual revenue guidance of approximately $183.0 million and its annual adjusted diluted earnings per share guidance of $1.79. The Company increased its annual adjusted operating income guidance to approximately $46.8 million. For the quarter ending September 30, 2006, the Company’s revenue guidance is approximately $46.5 million, and adjusted earnings per diluted share guidance is $0.47.

The Company will hold an investor conference call to discuss its first quarter performance this evening, August 1, 2006, at 6:00 p.m. Eastern time. The conference call will also be available via live web cast on the Company’s web site at www.advisoryboardcompany.com in the section entitled “Investor Information” found under the tab “About Us.” To participate by telephone, the dial-in number is 866-713-8563 and the access code is 77284766. Investors are advised to dial in at least five minutes prior to the call to register. The web cast will be archived for seven days: from 8:00 p.m. Tuesday, August 1, until 8:00 p.m. Tuesday, August 8, 2006.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are hereby cautioned that these statements may be affected by certain factors, among others, set forth below and in the Company’s filings with the Securities and Exchange Commission, and consequently, actual operations and results may differ materially from the results discussed in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated by forward-looking statements include, among others, the dependence on renewal of membership-based services, dependence on key personnel, the need to attract and retain qualified personnel, management of growth, new product development, competition, risks associated with anticipating market trends, industry consolidation, variability of quarterly operating results, the possible impact on our financials associated with some of our newer programs that are more dependent upon technology, various factors that could affect our income tax rate or our ability to use our existing deferred tax assets, whether the Office of Tax and Revenue of the District of Columbia withdraws our QHTC status, the effect of the amount, type and timing of future share-based compensation arrangements, changes in estimates or assumptions under SFAS No. 123R, and possible volatility of our stock price. These factors are discussed more fully in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

About The Advisory Board Company

The Advisory Board Company provides best practices research and analysis to the health care industry, focusing on business strategy, operations and general management issues. The Company provides best practices and research through discrete annual programs to a membership of more than 2,500 hospitals, health systems, pharmaceutical and biotech companies, health care insurers, and medical device companies in the United States. Each program typically charges a fixed annual fee and provides members with such services as best practice research reports, executive education, on-line analytical tools and other supporting research services.

THE ADVISORY BOARD COMPANY
FINANCIAL HIGHLIGHTS
(In thousands, except per share data)
(Unaudited)

	Three Months Ending		Selected
	June 30,		Growth
	2006	2005	Rates
Financial Highlights (GAAP, as reported) Revenues	$44,205	$38,747	14.1%
Cost of services	$20,915	$16,509
Member relations and marketing	$9,442	$8,065
General and administrative	$5,365	$3,824
Income from operations	$8,113	$9,916
Net income	$6,499	$6,730	-3.4%
Basic earnings per share	$0.34	$0.35	-2.9%
Diluted earnings per share	$0.33	$0.34	-2.9%
Weighted average common shares outstanding Basic	18,939	19,223
Diluted	19,755	19,993
Financial Highlights (Adjusted) (1) Adjusted cost of services	$19,811	$16,509
Adjusted member relations and marketing	$8,757	$8,065
Adjusted general and administrative	$3,935	$3,824
Adjusted income from operations	$11,332	$9,916	14.3%
Adjusted net income	$8,626	$7,318	17.9%
Adjusted diluted earnings per share	$0.44	$0.37	18.9%
Adjusted diluted weighted average common shares outstanding	19,755	19,899
Adjusted percentages of revenues (1) Adjusted cost of services	44.8%	42.6%
Adjusted member relations and marketing	19.8%	20.8%
Adjusted general and administrative	8.9%	9.9%
Adjusted income from operations	25.6%	25.6%

(1)	In order to allow investors to assess results on a basis consistent with those used by management, the following tables reconcile GAAP to adjusted amounts for the three months ended June 30, 2006 and 2005, respectively. Adjusted results exclude the share-based compensation expense recognized by the Company in accordance with SFAS No. 123R and employer taxes paid in connection with the exercise of employee stock options. In addition, for comparison purposes the Company’s effective tax rate and diluted share count for the three months ended June 30, 2005 have been adjusted to reflect the Company’s certification as a QHTC and include the effects of SFAS No. 123R.

			June 30, 2006
			Employer taxes
			paid upon	Tax benefit
	GAAP, as	Share-based	exercise of	associated with
Financial statement descriptions	reported	compensation	employee options	QHTC status	Adjusted
Cost of services	$20,915	(1,052)	(52)	—	$19,811
Member relations and marketing	$9,442	(683)	(2)	—	$8,757
General and administrative	$5,365	(1,381)	(49)	—	$3,935
Income from operations	$8,113	3,116	103	—	$11,332
Net income	$6,499	2,059	68	—	$8,626
Diluted earnings per share	$0.33	0.10	0.01	—	$0.44
Diluted weighted average shares	19,755	—	—	—	19,755
			June 30, 2005

			Employer taxes
			paid upon	Tax benefit
	GAAP, as	Share-based	exercise of	associated with
Financial statement descriptions	reported	compensation	employee options	QHTC status	Adjusted

Cost of services	$16,509	—	—	—	$16,509
Member relations and marketing	$8,065	—	—	—	$8,065
General and administrative	$3,824	—	—	—	$3,824
Income from operations	$9,916	—	—	—	$9,916
Net income	$6,730	—	—	588	$7,318
Diluted earnings per share	$0.34	—	—	0.03	$0.37
Diluted weighted average shares	19,993	(136)	—	42	19,899

Reconciliation of non-GAAP Financial Measures

The Company believes its calculations of adjusted results, including adjusted net income and diluted earnings per share, provide additional information about the Company’s ongoing operating performance as well as additional information to compare to prior periods. The Company’s management uses the adjusted presentations to evaluate projected operating results on a basis that allows for comparability without regard to changes affecting variables arising from its stock-based compensation programs and the timing of notification of the Company’s QHTC tax status, and provides such information publicly to allow investors to assess results on a basis consistent with those used by management. Although these non-GAAP financial measures adjust expense and other items to exclude the accounting treatment of share-based compensation expense, they should not be viewed as a pro forma presentation reflecting the elimination of the underlying share-based compensation programs, as those programs are an important element of the Company’s compensation structure and generally accepted accounting principles indicate that all forms of share-based payments should be valued and included as appropriate in results of operations. Accordingly, a limitation of these adjusted results is that they do not reflect all of the elements of compensation that the Company believes to be necessary to attract and retain employees and they may not be comparable with results of companies that maintain different compensation programs or account for such programs on a different basis. Management compensates for this aspect of the non-GAAP financial measures by separately evaluating its share-based compensation arrangements. The Company is not able to reconcile its outlook for the remainder of calendar year 2006 to GAAP as future results are dependent upon a number of unknown factors, including the extent (if any) to which employee stock options are exercised, whether employees forfeit outstanding options upon termination from the Company, and future stock price.

# # #

THE ADVISORY BOARD COMPANY
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
AND OTHER OPERATING STATISTICS
(In thousands, except per share data)
	Three Months Ending		Selected
	June 30,		Growth
	2006	2005	Rates
Statements of Operations
Revenues	$44,205	$38,747	14.1%

Cost of services (1)	20,915	16,509
Member relations and marketing (1)	9,442	8,065
General and administrative (1)	5,365	3,824
Depreciation	370	433
Income from operations	8,113	9,916
Interest income	1,718	1,395
Income before provision for income taxes	9,831	11,311	-13.1%
Provision for income taxes (2)	(3,332)	(4,581)
Net income	$6,499	$6,730	-3.4%

Earnings per share
Basic	$0.34	$0.35
Diluted	$0.33	$0.34	-2.9%
Weighted average common shares outstanding
Basic	18,939	19,223
Diluted	19,755	19,993
Contract Value (at end of period)	$180,474	$153,459	17.6%
Percentages of Revenues
Cost of services (1)	47.3%	42.6%
Member relations and marketing (1)	21.4%	20.8%
General and administrative (1)	12.1%	9.9%
Depreciation and loss on disposal of assets	0.8%	1.1%
Income from operations (1)	18.4%	25.6%
Net income (1) (2)	14.7%	17.4%

(1)	Effective April 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS No. 123R), which provides the accounting rules for share-based compensation. During the three months ended June 30, 2006, the Company recognized approximately $1.1 million in cost of services, approximately $0.7 million in member relations and marketing, and approximately $1.4 million in general and administrative expense for share-based compensation related to the adoption of SFAS No. 123R and in employer taxes associated with the exercise of employee stock options. The Company has recorded all these expenses in the same line items as other compensation paid to the relevant categories of employees.

(2)	In February 2006, the Company received notification from the Office of Tax and Revenue of the District of Columbia that the Company had been certified effective January 1, 2004, as a Qualified High Technology Company (“QHTC”) under the New E-Conomy Transformation Act of 2000, as amended (the “Act”). The results of operations for the period ended June 30, 2005, were reported prior to the Company’s notice of certification and include income taxes at an effective rate of 40.5%. This certification had the effect of reducing the Company’s statutory income tax rate as well as providing other benefits. Had the Company received notification of the certification and adopted the provisions of SFAS No. 123R prior to reporting results for the three months ended June 30, 2005, the Company’s reported effective tax rate for the three months ended June 30, 2005 would have been reduced by 5.2% to an effective rate of 35.3%.

THE ADVISORY BOARD COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
	June 30,	March 31,
	2006	2006
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$8,925	$21,678
Marketable securities	7,516	8,484
Membership fees receivable, net	46,604	36,822
Prepaid expenses and other current assets	2,923	2,876
Deferred income taxes	20,762	19,495
Total current assets	86,730	89,355
Fixed assets, net	11,605	9,675
Intangible assets, net	853	780
Goodwill	5,426	5,426
Deferred incentive compensation and other charges	12,841	11,652
Deferred income taxes, net of current portion	14,045	15,633
Marketable securities	143,156	138,338
Total assets	$274,656	$270,859

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Deferred revenues	$101,947	$99,269
Accounts payable and accrued liabilities	14,160	15,445
Accrued incentive compensation	5,748	8,344
Total current liabilities	121,855	123,058
Other long-term liabilities	1,010	636
Total liabilities	122,865	123,694

Stockholders’ equity:
Common stock	204	203
Additional paid-in capital	159,307	152,081
Retained earnings	60,066	53,567
Accumulated elements of comprehensive income	(3,218)	(2,618)
Treasury stock	(64,568)	(56,068)
Total stockholders’ equity	151,791	147,165

Total liabilities and stockholders’ equity	$274,656	$270,859

THE ADVISORY BOARD COMPANY
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Three Months Ended June 30,
	2006		2005
Cash flows from operating activities:
	$
Net income		6,499	$6,730
Adjustments to reconcile net income to net cash provided by
operating activities -
Depreciation		370	433
Amortization of intangible assets		45	—
Deferred income taxes		585	4,531
Share-based payment		3,115	—
Amortization of marketable securities premiums		286	213
Changes in operating assets and liabilities:
Member fees receivable		(9,782)	(4,225)
Prepaid expenses and other current assets		(47)	(604)
Deferred incentive compensation and other charges		(1,189)	(1,791)
Deferred revenues		2,678	141
Accounts payable and accrued liabilities		(1,285)	1,694
Accrued incentive compensation		(2,596)	(3,112)
Other liabilities		374	(126)

Net cash flows (used in) provided by operating activities		(947)	3,884

Cash flows from investing activities:
Purchases of property and equipment		(2,300)	(104)
Capitalized software development costs		(118)	—
Redemption of marketable securities		3,000	4,900
Purchases of marketable securities		(8,000)	(8,433)
Net cash flows used in investing activities		(7,418)	(3,637)

Cash flows from financing activities:
Proceeds on issuance of stock from exercise of stock options		1,618	286
Proceeds on issuance of stock under employee stock purchase plan		102	91
Excess tax benefits from share-based compensation arrangements		2,392	—
Purchases of treasury stock		(8,500)	(7,402)
Net cash flows used in financing activities		(4,388)	(7,025)

Net decrease in cash and cash equivalents		(12,753)	(6,778)
Cash and cash equivalents, beginning of period		21,678	27,867
	$
Cash and cash equivalents, end of period		8,925	$21,089